SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  August 23, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I

J.P. MORGAN MORTGAGE ACQUISITION CORP. 2006-CW1

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of registrant as specified in its charter)
Delaware	333-121990	___13-3475488___
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated June 15, 2006, in connection with the issuance of J.P. Morgan Mortgage Acquisition Corp. 2006-CW1, Asset-Backed Pass-Through Certificates, Series 2006-CW1, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement, dated as of May 1, 2006, by  and among the J.P. Morgan Acceptance Corporation I, as depositor, Countrywide Home Loans Servicing LP as seller and servicer, U.S. Bank National Association as the Trustee and JPMorgan Chase Bank, National Association as the Securities Administrator.

99.2

Assignment Assumption and Recognition Agreement, dated as of May 31, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Countrywide Home Loans, Inc., and Countrywide Home Loans Servicing LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Thomas Roh

    Name: Thomas Roh

    Title:  Vice President

Dated: August 23, 2006

Exhibit Index

Exhibit

Page

99.1

The Pooling and Servicing Agreement, dated as of May 1, 2006, by  and among the J.P. Morgan Acceptance Corporation I, as depositor, Countrywide Home Loans Servicing LP as seller and servicer, U.S. Bank National Association as the Trustee and J.P.Morgan Chase Bank, National Association as the Securities Administrator.

99.2

Assignment Assumption and Recognition Agreement, dated as of May 31, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, J.P. Morgan Mortgage Acquisition Corp., J.P. Morgan Chase Bank, National Association, Countrywide Home Loans, Inc., and Countrywide Home Loans Servicing LP.

EXHIBIT 99.1

EXHIBIT 99.2

MCKEE NELSON LLP

One Battery Park Plaza, 34 Floor

New York, New York  10004

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

August 23, 2006

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

J.P. Morgan Acceptance Corporation I,
Asset-Backed Pass-Through Certificates, Series 2006-CW1

Ladies and Gentlemen:

On behalf of J.P. Morgan Acceptance Corporation I, (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K/A, for filing of the Pooling and Servicing Agreement and Assignment Assumption and Recognition Agreement in connection with the above-referenced transaction.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated June 15, 2006, in connection with the issuance of the Company’s Asset-Backed Pass-Through Certificates, Series 2006-CW1, in order to correct certain errors contained in Exhibit 99.1 and Exhibit 99.2 to such Form 8-K.

Very truly yours,

/s/ Damian Steele

_

Damian Steele

Enclosure